UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-04010

OCM Mutual Fund
(Exact name of registrant as specified in charter)

2600 Kitty Hawk Road, Suite 119
Livermore, California 94551
(Address of principal executive offices) (Zip code)

Gregory M. Orrell
Orrell Capital Management, Inc
2600 Kitty Hawk Road, Suite 119
Livermore, California 94551
(Name and address of agent for service)

Registrant's telephone number, including area code: (925) 455-0802

Date of fiscal year end: November 30

Date of reporting period: May 31, 2023

Item 1. Report to Stockholders.

Semi-Annual Report

May 31, 2023

(Unaudited)

OCM GOLD FUND Shareholder Letter – May 31, 2023 (Unaudited)

Dear Fellow Shareholder,

Over the six-month fiscal period ending May 31, 2023, the OCM Gold Fund’s Atlas Class gained 6.83%, while the Investor Class gained 6.58% (1.79% after maximum sales load), compared to a 2.45% increase in the Philadelphia Gold and Silver Index (“XAU”)1 and a 3.33% gain for the S&P 500 Index2. The price of gold bullion closed the six-month fiscal period at $1,960 based on the London PM Fix3, up 8.94% for the six-month fiscal period ending May 31, 2023. The OCM Gold Fund’s investment strategy is to invest across all market capitalization sectors of the gold and silver mining industry, including major, intermediate, and junior producers along with exploration and development companies. This strategy has led to the Fund’s outperformance of the XAU over longer periods but fell short over the six-month fiscal period ending May 31, 2023.

Market Commentary

The first half of 2023 saw the Federal Reserve (the “Fed”)4 continue the second fastest rate hike cycle since 1967 as the Fed battles elevated inflation caused by its past policy errors. Raising rates aggressively following years of zero interest rate policy was begging for trouble, in our opinion. All recent rate hike cycles have set off major financial events, such as the 2008 housing crisis, causing the Fed to aggressively revert to extraordinary policy measures to avoid systemic collapse. The Fed’s response to each crisis has set the stage for the next crisis. In the first half of the year, a regional banking crisis swept through the U.S. banking system. Three former high-flying regional banks, First Republic Bank, Signature Bank and Silicon Valley Bank, were taken over by the Federal Deposit Insurance Corporation following a run on their respective banks’ deposits. Panic set in as word spread that each bank’s bond portfolios carried mark to market losses greater than their capital. The gold price responded with a strong rally of $228 per ounce from early March reaching $2,038 per ounce by May 5, 2023. While the panic dissipated, the banking sector continues to face questions regarding bond portfolio valuations and nonperforming commercial real estate loans.

OCM GOLD FUND Shareholder Letter – May 31, 2023 (Continued) (Unaudited)

Despite the threat to the regional banking sector, the Fed was able to skirt reversing its hawkish monetary stance. We believe the regional banking crisis is the first major crack to show in a global economy gorged on years of cheap credit. The large increase in debt levels of corporations and individuals over the last 20 years pales in comparison to the rise in sovereign debt levels, specifically the last three years. Economists work off the theory that monetary policy has a 12-month lag, therefore, the next 6 to 12 months risk exposing further vulnerabilities in the credit system. Contrary to the Fed’s hawkish stance, the highly inverted yield curve signals the market’s belief that the Fed will ease interest rates due to either a recession setting in or a systemic financial event that requires liquidity. While inflation rates have moderated from the peak in the first half of the year, inflation may prove to be sticky with the move to re-shore manufacturing in the U.S., labor demographics, along with higher costs for raw materials sourced from overseas keep upward pressure on costs. The Fed may face a policy dilemma, in our opinion, if U.S. inflation remains elevated above the Fed’s arbitrary 2% target at the time the economy rolls over into recession or some other exogenous event takes place.

Monetary regimes tend to have a life cycle of approximately 50 years. It has been 52 years since President Nixon stopped foreign governments from redeeming dollars for gold and soon after replaced gold convertibility with the petrodollar (Saudis and OPEC settling all oil transactions in U.S. Dollars (“USD”). Therefore, based on history, it is not surprising to see discussions surrounding a competing settlement currency spearheaded by Brazil, Russia, India, China, and South Africa (“BRICS”) to compete with the USD for 70% of the world’s population’s trade is gaining verified momentum. The new settlement instrument is rumored to be gold linked, which may prove to be problematic for the USD as a store of value over time, in our opinion. For years, the U.S. occupied a privileged position with the world’s reserve currency. It allowed the U.S. to run large fiscal and trade deficits at favorable exchange and interest rates. However, abuse of that privilege with the overreach of economic sanctions as a diplomatic tool has sent non-Western countries seeking an alternative to the USD for trade settlement.

China’s monthly additions to its gold reserves in the first half of 2023 continued the trend of non-Western central bank gold accumulation over the past decade, lending support to speculation the BRICS settlement currency will be stabilized by gold in some form. The central bank bid record in the gold market buoyed the price of gold over the past six months in the face of net liquidations in gold bullion exchange-traded funds (“ETFs”). Sentiment toward gold assets in Western markets remained subdued despite gold prices in April 2023 reaching the highest monthly average price on record. The lack of investment interest in gold assets and the strength of the growth-oriented Nasdaq Index, in our opinion, reflects investors’ conviction of a Fed engineered “soft landing”. On the contrary, we believe financial assets versus real assets are in the preliminary stages of a major cyclical turn. The move by resource-based economies to shift away from settling exclusively in USD combined with labor demographics and efforts to re-shore manufacturing in the U.S., in our opinion, forces upward pressure on inflation the market is not anticipating. The prospect of higher inflation and higher rates may become reality investors are not comfortable with.

OCM GOLD FUND Shareholder Letter – May 31, 2023 (Continued) (Unaudited)

Additionally, higher interest rates are driving the U.S. national debt rapidly higher. At current rates, interest expense will be the largest single line item expense for the U.S. budget over the next 12 months at $1 trillion, surpassing social security. Further, tax revenues have contracted 7.3% year over year, putting additional pressure on the budget deficit. Confidence has been referred to as suspicion asleep. Confidence in the USD and in turn the Fed may come into question as exploding deficits cause the Fed to resort to quantitative easing to control rates and finance the government, especially if foreign central banks continue to be net sellers of treasuries as they have been for the past 18 months.

Precious Metals Mining Industry

Shares of precious metals equities earned a positive return over the past 6 months, with the OCM Atlas Class outpacing the S&P 500 Index. Despite gold prices over $1,900 and precious metals miners exhibiting strong balance sheets and healthy margins, investor sentiment toward the sector remains muted. In our experience, shares of precious metals equities attract capital when the broad market and growth stocks underperform. The rebound off the lows of last fall in the Nasdaq and S&P 500 Index led by handful of Big Tech companies has kept investor capital away from the precious metals equities sector, in our opinion.

OCM GOLD FUND Shareholder Letter – May 31, 2023 (Continued) (Unaudited)

According to Bank of Montreal’s research, there has been a severe contraction in the net asset valuation of precious metals mining companies. Shares of junior mining companies have fared worse than their major counterpart over that period. In our opinion, a change in sentiment toward the sector, especially at the point gold trades through new highs at $2,100, offers the opportunity to close the historic valuation gap.

Source BMO

The Fund’s long-held investment strategy remains a disciplined approach to searching out value and growth opportunities across all segments of the precious metals industry on a global basis. We believe companies that possess strong management, large reserves in the ground in stable jurisdictions, and capital discipline while holding equity dear will be the companies that outperform over time as they deliver higher levels of free cash flow to maintain a sustainable business model to create shareholder value. We are specifically targeting companies with existing production that possess large reserve expansion potential where shareholder value can be created through the drill bit.

Your Fund has the flexibility to maneuver within the precious metals sector to invest in opportunities that larger funds and ETFs cannot; from major gold producers with over one million ounces of annual production to junior gold producers with less than 100,000 ounces of annual production to small exploration and development companies with micro capitalizations. The Fund’s performance has historically benefitted from identifying special situations that we believe are undervalued.

OCM GOLD FUND Shareholder Letter – May 31, 2023 (Continued) (Unaudited)

Conclusion

The rationale for owning gold assets as a hedge against the fallout of past policy failures, in our opinion, has never been more apparent. Most notably, the prospect for rapid debasement and loss of purchasing power of the USD. The extraordinary monetary measures enacted over the past 20 years set the stage for dramatic credit growth and peak financialization of the Western economy. Accordingly, we believe the Western economy is susceptible to corresponding risk upon an unwinding of credit markets squeezed by higher interest rates. The inflexion point may be the BRICS countries moving away from the dollar or the Fed losing institutional credibility as it is prematurely forced to give up its fight against inflation to either fight off another systemic threat or be the lender of last resort to the U.S. government. Our belief is gold’s monetary attributes are on the verge of gaining wider appreciation by a generation that has relied on central bank bailouts to sustain financial asset prices. Shares of precious metals equities may stand out as investors search out the earnings leverage mining companies can generate in higher gold and silver price environments.

OCM GOLD FUND Shareholder Letter – May 31, 2023 (Continued) (Unaudited)

We appreciate your shareholding and confidence in the OCM Gold Fund and we look forward to trying to meet the goal of preserving your purchasing power. Should you have any questions regarding the Fund or gold, please contact your financial adviser or you may contact us directly at 1-800-779-4681. For questions regarding your account, please contact Shareholder Service at 1-800-628-9403.

Sincerely,

Gregory M. Orrell
President and Portfolio Manager
July 18, 2023

The Philadelphia Gold and Silver Index (XAU)1 is an unmanaged capitalization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market. You cannot invest directly in an index.

The S&P 500 Index2, a registered trademark of McGraw-Hill Co., Inc. is a market capitalization-weighted index of 500 widely held common stocks. You cannot invest directly in an index.

London PM Fix3 is a price per ounce for each of the precious metals (gold, silver, platinum and palladium) determined daily at 10:30 and 15:00 GMT by a brief conference call among the five members of the London Gold Pool (Scotia-Mocatta, Barclays Capital, Deutsche Bank, HSBC and Société Générale). The London spot fix price is the price fixed at the moment when the conference call terminates.

Federal Reserve4 is the central bank of the United States and arguably the most powerful financial institution in the world. The Federal Reserve System was founded by the U.S. Congress in 1913 to provide the nation with a safe, flexible, and stable monetary and financial system.

OCM GOLD FUND Shareholder Letter – May 31, 2023 (Continued) (Unaudited)

Investing in the Fund involves risks including the loss of principal. Many of the companies in which the Fund invests are smaller capitalization companies, which may subject the Fund to greater risk than securities of larger, more-established companies, as smaller companies often have limited product lines, markets or financial resources, and may be subject to more-abrupt market movements. The Fund also invests in securities of gold and precious metals companies which may be subject to greater price fluctuations over short periods of time. The Fund is a non-diversified investment company meaning it will invest in fewer securities than diversified investment companies and its performance may be more volatile. The Fund contains international securities that may provide the opportunity for greater return but also have special risks associated with foreign investing including fluctuations in currency, government regulation, differences in accounting standards and liquidity.

Investor Class Performance as of May 31, 2023

	OCMGX (without load)	OCMGX (with load)	Philadelphia Gold and Silver Index (XAU)[1]	S&P 500[2]
Six Months	6.58%	1.79%	2.45%	3.33%
One Year	-8.41%	-12.51%	-2.76%	2.92%
3 Year Annualized	-2.32%	-3.79%	2.37%	12.92%
5 Year Annualized	9.77%	8.77%	9.52%	11.01%
10 Year Annualized	3.65%	3.17%	2.55%	11.99%

Atlas Class Performance as of May 31, 2023

	OCMAX	Philadelphia Gold and Silver Index (XAU)[1]	S&P 500[2]
Six Months	6.83%	2.45%	3.33%
One Year	-7.91%	-2.76%	2.92%
3 Year Annualized	-1.73%	2.37%	12.92%
5 Year Annualized	10.56%	9.52%	11.01%
10 Year Annualized	4.40%	2.55%	11.99%

The performance data quoted above represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Total Annual Operating Expenses for the Fund’s Investor Class and Atlas

OCM GOLD FUND Shareholder Letter – May 31, 2023 (Continued) (Unaudited)

Class are 2.32% and 1.82% respectively. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 800-628-9403. The returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitalization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market. You cannot invest directly in an index. The index is used herein for comparative purposes in accordance with SEC regulation.

[2]

The S&P 500 Index, a registered trademark of McGraw-Hill Co., Inc. is a market capitalization-weighted index of 500 widely held common stocks. You cannot invest directly in an index. The index is used herein for comparative purposes in accordance with SEC regulation.

OCM GOLD FUND Schedule of Investments – May 31, 2023 (Unaudited)

Shares		Value
COMMON STOCKS 96.4%
Major Gold Producers 34.4%
80,000	Agnico Eagle Mines Ltd.	$4,062,400
155,000	AngloGold Ashanti Ltd. ADR	3,751,000
100,000	B2Gold Corp.	368,000
300,000	B2Gold Corp.^	1,111,602
200,000	Barrick Gold Corp.	3,376,000
140,000	Endeavour Mining PLC	3,690,018
65,000	Newmont Corp.	2,635,750
		18,994,770
Intermediate/Mid-Tier Gold Producers 24.7%
300,000	Alamos Gold, Inc.	3,702,000
250,000	Dundee Precious Metals, Inc.	1,721,915
225,000	Fortuna Silver Mines, Inc.*	745,856
130,000	Lundin Gold, Inc.	1,647,146
700,000	OceanaGold Corp.	1,521,179
75,000	Pan American Silver Corp.	1,142,250
800,000	Perseus Mining Ltd.	949,655
150,000	SSR Mining, Inc.	2,215,500
		13,645,501
Junior Gold Producers 17.9%
400,489	Calibre Mining Corp.*	457,280
1,250,000	Emerald Resources N.L.*	1,532,620
150,000	i-80 Gold Corp.*	325,967
1,449,950	Jaguar Mining, Inc.	2,456,637
175,000	K92 Mining, Inc.*	774,770
1,000,000	Minera Alamos, Inc.*	235,727
450,000	Mineros S.A.	207,182
500,000	Orezone Gold Corp.*	467,772
4,100,000	Superior Gold, Inc.*	498,343
1,595,000	Thor Explorations Ltd.*	323,112
450,000	Wesdome Gold Mines Ltd.*	2,572,376
		9,851,786
Exploration and Development Companies 4.2%
700,000	Angel Wing Metals, Inc.*	$58,011
180,500	Benchmark Metals, Inc.*	46,538
250,000	G Mining Ventures Corp.*	202,578
1,000,000	Liberty Gold Corp.*	338,858
616,500	Montage Gold Corp.*	286,110
5,000,000	Omai Gold Mines Corp.*	220,994
975,000	Rio2 Ltd.*	140,055
3,000,000	Royal Road Minerals Ltd.*	287,293
4,578,755	RTG Mining, Inc.*	190,608
2,512,040	Sutter Gold Mining, Inc.*,#	—
1,210,500	Tajiri Resources Corp.*	35,669
530,000	West Vault Mining, Inc.*	374,807
450,000	Westhaven Gold Corp.*	104,420
		2,285,941
Royalty/Streaming Companies 7.8%
95,000	Wheaton Precious Metals Corp.	4,305,267

Primary Silver Producers 7.4%
625,000	Andean Precious Metals Corp.*	359,116
540,000	Aya Gold & Silver, Inc.*	3,735,249
		4,094,365
Total Common Stocks
	(Cost $29,289,184)	53,177,630

See notes to financial statements.

OCM GOLD FUND Schedule of Investments – May 31, 2023 (Continued) (Unaudited)

Shares		Value
WARRANTS 2.8%
Exploration and Development Companies 0.0%
641,000	Euro Sun Mining, Inc. Exercise Price 0.55 CAD, Exp. 6/5/2023*	$—
400,000	Apollo Silver Corp. Exercise Price 1.25 CAD, Exp. 6/25/2023*	—
350,000	Angel Wing Metals, Inc. Exercise Price 0.25 CAD, Exp. 4/26/2025*	—
		—
Primary Silver Producers 2.8%
350,000	Aya Gold & Silver, Inc. Exercise Price 3.30 CAD, Exp. 9/3/2023*	1,570,166
		1,570,166
Total Warrants
	(Cost $0)	1,570,166
SHORT-TERM INVESTMENT 0.8%
453,231	UMB Money Market Fiduciary, 0.01%	$453,231
Total Short-Term Investment
	(Cost $453,231)	453,231

Total Investments
(Cost $29,742,415)	100.0%	55,201,027
Liabilities less Other Assets	(0.0)%	(25,206)
TOTAL NET ASSETS	100.0%	$55,175,821

ADR – American Depository Receipt

PLC – Public Limited Company

CAD – Canadian Dollars

^	Denoted investment is a Canadian security traded on U.S. stock exchange.

*	Non-income producing security.

#	Level 3 security fair valued under procedures established by the Fund’s valuation designee, represents 0.00% of Net Assets. The total value of this security is $0.

See notes to financial statements.

OCM GOLD FUND Schedule of Investments – May 31, 2023 (Continued) (Unaudited)

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Investment Securities
Australia	$2,482,275	4.5%
Canada	41,503,670	75.2
Colombia	207,182	0.4
Jersey	287,293	0.5
South Africa	3,751,000	6.8
United Kingdom	3,690,018	6.7
United States[1]	3,088,981	5.6
Virgin Islands (British)	190,608	0.3
Total	$55,201,027	100.0%

[1]	Includes short-term investments.

See notes to financial statements.

OCM GOLD FUND Statement of Assets and Liabilities – May 31, 2023 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $29,742,415)	$55,201,027
Receivable for fund shares sold	2,622
Interest and dividends receivable	140,440
Reclaims receivable	341
Prepaid expenses and other assets	44,711
Total assets	55,389,141

Liabilities:
Payable for fund shares redeemed	72,287
Accrued distribution fees	26,877
Investment adviser fees	47,246
Accrued transfer agent fees and expenses	17,182
Accrued fund administration and accounting fees	19,193
Accrued Trustees’ fees	2,611
Accrued audit fees	7,978
Accrued report to shareholders	3,853
Accrued expenses and other liabilities	16,093
Total liabilities	213,320
Net Assets	$55,175,821

Net Assets Consist of:
Shares of beneficial interest, no par value: unlimited shares authorized	$30,738,568
Total distributable earnings	24,437,253
Net Assets	$55,175,821

Calculation of Maximum Offering Price:
Investor Class:
Net asset value and redemption price per share	$9.96
Maximum sales charge (4.50% of offering price)	0.47
Offering price to public	10.43
Net assets applicable to shares outstanding	$12,256,852
Shares outstanding	1,230,864
Atlas Class:
Net asset value and redemption price per share	$11.34
Net assets applicable to shares outstanding	$42,918,969
Shares outstanding	3,785,703
Total Shares Outstanding	5,016,567

See notes to financial statements.

OCM GOLD FUND Statement of Operations – Six Months Ended May 31, 2023 (Unaudited)

Investment Income
Interest	$7
Dividend (net of foreign withholding taxes of $32,787)	406,635
Total investment income	406,642

Expenses
Investment advisory fees	266,048
Transfer agent fees and expenses	61,970
Fund administration and accounting fees	55,303
Distribution fees - Investor Class	40,445
Distribution fees - Atlas Class	32,674
Federal and state registration fees	21,500
Legal fees	20,307
Chief Compliance Officer fees	15,073
Custody fees	10,983
Audit fees	7,978
Reports to shareholders	7,471
Trustees’ fees	5,269
Other expenses	9,071
Total expenses	554,092
Net investment loss	(147,450)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments and foreign currency transactions	446,879
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	3,205,324
Net gain on investments	3,652,203

Net increase in net assets from operations	$3,504,753

See notes to financial statements.

OCM GOLD FUND Statements of Changes in Net Assets

	Six Months Ended May 31, 2023 (Unaudited)	Year Ended November 30, 2022
Operations:
Net investment loss	$(147,450)	$(254,717)
Net realized gain (loss) on investments and foreign currency transactions	446,879	(263,176)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	3,205,324	(13,018,336)
Net increase (decrease) in net assets from operations	3,504,753	(13,536,229)

Distributions Paid to Shareholders
Distributions:
Investor Class	(5,934)	(179,695)
Atlas Class	(18,719)	(481,166)
Total	(24,653)	(660,861)

Fund Share Transactions
Investor Class:
Net proceeds from shares sold	511,732	594,078
Distributions reinvested	5,127	155,297
Payment of shares redeemed[1]	(759,722)	(2,698,963)
Net decrease in net assets from Investor Class share transactions	(242,863)	(1,949,588)

Atlas Class:
Net proceeds from shares sold	2,421,514	16,975,338
Distributions reinvested	17,556	458,060
Payment of shares redeemed[2]	(3,926,260)	(16,275,498)
Net increase (decrease) in net assets from Atlas Class share transactions	(1,487,190)	1,157,900
Net decrease in net assets from Fund share transactions	(1,730,053)	(791,688)

Total increase (decrease) in net assets	1,750,047	(14,988,778)

Net Assets, Beginning of Period	53,425,774	68,414,552
Net Assets, End of Period	$55,175,821	$53,425,774

See notes to financial statements.

OCM GOLD FUND Statements of Changes in Net Assets (Continued)

	Six Months Ended May 31, 2023 (Unaudited)	Year Ended November 30, 2022
Transactions in shares
Investor Class:
Shares sold	49,541	52,125
Shares issued on reinvestment of distributions	549	14,131
Shares redeemed	(75,598)	(264,004)
Net decrease in Investor Class shares outstanding	(25,508)	(197,748)

Atlas Class:
Shares sold	205,101	1,387,111
Shares issued on reinvestment of distributions	1,658	36,911
Shares redeemed	(346,440)	(1,389,952)
Net increase (decrease) in Atlas Class shares outstanding	(139,681)	34,070
Net Decrease in Fund Shares Outstanding	(165,189)	(163,678)

[1]	Net of redemption fees of $369 for the six months ended May 31, 2023 and $2,776 for the year ended November 30, 2022, respectively.

[2]	Net of redemption fees of $2,234 for the six months ended May 31, 2023 and $25,166 for the year ended November 30, 2022, respectively.

See notes to financial statements.

OCM GOLD FUND Notes to Financial Statements – May 31, 2023 (Unaudited)

Note 1. Organization

OCM Mutual Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of the OCM Gold Fund (the “Fund”). The Fund is a non-diversified fund. The investment objective for the Fund is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – Portfolio securities that are listed on national securities exchanges, other than the NASDAQ Stock Market LLC, are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ Global Select Market, Global Market and Capital Market securities are valued at the NASDAQ Official Closing Price (“NOCP”). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and ask prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Fund’s investment adviser determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser. In compliance with Rule 2a-5 under the 1940Act, the Fund’s Board of Trustees has designated the investment adviser as the valuation designee, and the investment adviser performs the fair value determinations relating to Fund investments. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

OCM GOLD FUND Notes to Financial Statements – May 31, 2023 (Continued) (Unaudited)

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

OCM GOLD FUND Notes to Financial Statements – May 31, 2023 (Continued) (Unaudited)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2023, in valuing the Fund’s assets carried at fair value:

Sector	Level 1	Level 2	Level 3	Total
Common Stocks
Major Gold Producers	$18,994,770	$—	$—	$18,994,770
Intermediate/Mid-Tier Gold Producers	13,645,501	—	—	13,645,501
Junior Gold Producers	9,851,786	—	—	9,851,786
Exploration and Development Companies	2,285,941	—	—	2,285,941
Royalty/Streaming Companies	4,305,267	—	—	4,305,267
Primary Silver Producers	4,094,365	—	—	4,094,365
Warrants	—	1,570,166	—	1,570,166
Short-Term Investment	453,231	—	—	453,231
Total	$53,630,861	$1,570,166	$—	$55,201,027

The Fund held four Level 2 securities at May 31, 2023. Euro Sun Mining, Inc., Apollo Silver Corp., Angel Wing Metals, Inc. and Aya Gold & Silver, Inc., all Warrants, are being valued at intrinsic value, in accordance with the Fund’s fair value methodologies. The Fund held one Level 3 security at May 31, 2023. Sutter Gold Mining, Inc. (“SGM CN”) has ceased operations and a receiver for the company’s assets has been appointed. The common shares of SGM CN will be valued at zero, in accordance with the Fund’s fair value methodologies, until such time as the receiver has finalized the sale of the company’s assets.

There was no Level 3 activity during the six months ended May 31, 2023 and did not warrant a Level 3 rollforward disclosure.

The Level 3 investments for the Fund represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

OCM GOLD FUND Notes to Financial Statements – May 31, 2023 (Continued) (Unaudited)

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations for the six months ended May 31, 2023 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. Such fluctuations for the six months ended May 31, 2023 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (“Code”), necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders to relieve it from all or substantially all federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding on the applicable country’s tax rules and rate.

Accounting for Uncertainty in Income Taxes (“Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on the Statement of Operations. As of May 31, 2023, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2020-2022 as defined by the Internal Revenue Service statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended May 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

OCM GOLD FUND Notes to Financial Statements – May 31, 2023 (Continued) (Unaudited)

Share Classes – The Fund offers two classes of shares, Investor Class and Atlas Class (formerly “Advisor Class”). The outstanding shares of the Fund on April 1, 2010 were renamed “Investor Class shares.” The Atlas Class shares commenced operations on April 1, 2010. The two classes represent interests in the same portfolio of investments and have the same rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions to Shareholders – The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Redemption Fee – A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date. The Fund records the fee as a reduction of shares redeemed and as a credit to shares of beneficial interest. For the six months ended May 31, 2023, the Investor Class and the Atlas Class received $369 and $2,234 in redemption fees, respectively.

Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. Also, under the Fund’s organizational documents, its officers and Trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. The Fund notes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees and officers, the Fund has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

OCM GOLD FUND Notes to Financial Statements – May 31, 2023 (Continued) (Unaudited)

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Derivative Instruments – Equity securities in the gold mining industry, particularly the smaller companies, may occasionally issue warrants as part of their capital structure. A warrant gives the holder the right to purchase the underlying equity at the exercise price until the expiration date of the warrant. The Fund may hold such warrants for exposure to smaller companies in the portfolio or other reasons associated with the Fund’s overall objective of long-term growth, though warrants will typically not be a significant part of the Fund’s portfolio. The Fund’s maximum risk in holding warrants is the loss of the entire amount paid for the warrants. At May 31, 2023, the Fund held warrants as listed on the Schedule of Investments.

Note 3. Investment Advisory Agreement and Affiliated Parties

The Fund has an investment advisory agreement with Orrell Capital Management, Inc. (“OCM” or the “Adviser”). Under the agreement, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:

Assets	Fee Rate
$0 to $250 million	0.950%
$250 million to $500 million	0.800%
$500 million to $1 billion	0.700%
Over $1 billion	0.600%

Under the investment advisory agreement, the Adviser is responsible for reimbursing the Fund to maintain a voluntary ratio of expenses to average daily net assets for the Investor Class shares and Atlas Class shares at 2.99% and 2.49%, respectively.

The Fund does not compensate Trustees and Officers affiliated with OCM. For the six months ended May 31, 2023, the expenses accrued for Trustees who are not affiliated with OCM are reported on the Statement of Operations. The Fund pays fees and related expenses for the services of the Fund’s Chief Compliance Officer. The expenses incurred for the Chief Compliance Officer are reported on the Statement of Operations.

OCM GOLD FUND Notes to Financial Statements – May 31, 2023 (Continued) (Unaudited)

Note 4. Distribution Agreement and Plan

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of the Fund, including the cost of printing sales material and making payments to dealers of the Fund’s Investor Class and Atlas Class, in any fiscal year, subject to limits of 0.99% and 0.25%, respectively, of the average daily net assets of each respective class. For the six months ended May 31, 2023, the Investor Class and the Atlas Class incurred $40,445 and $32,674, respectively, in expenses under the Plan.

Note 5. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the six months ended May 31, 2023 were $239,123 and $2,410,072, respectively. There were no purchases or sales of U.S. government obligations.

Note 6. Federal Income Tax Information

At May 31, 2023, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$30,113,313
Unrealized appreciation on investments	$30,719,443
Unrealized depreciation on investments	(5,631,729)
Net unrealized appreciation on investments...	$25,087,714

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in passive foreign investment companies.

The tax character of distributions paid during the fiscal years ended November 30, 2022 and 2021 was as follows:

	2022	2021
Ordinary income	$—	$216,984
Net long-term capital gains	660,861	859,733
Total distributions	$660,861	$1,076,717

OCM GOLD FUND Notes to Financial Statements – May 31, 2023 (Continued) (Unaudited)

As of November 30, 2022, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(945,960)
Unrealized appreciation on investments.	21,904,561
Unrealized depreciation on foreign currency	(1,448)
Total accumulated earnings	$20,957,153

The Fund has $203,672 in qualified late-year losses, which are deferred until fiscal year 2022 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of November 30, 2022, the Fund had a short-term capital loss carryforward of $109,443 and a long-term capital loss carryforward of $632,845. To the extent that the fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 7. Concentration of Risk

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers.

As the Fund concentrates its investments in the gold mining industry, a development adversely affecting the industry (for example, changes in the mining laws which increases production costs or a significant decrease in the market price of gold) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

OCM GOLD FUND Notes to Financial Statements – May 31, 2023 (Continued) (Unaudited)

Note 8. Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 9. Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 10. New Accounting Pronouncements

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the Fund’s streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule

OCM GOLD FUND Notes to Financial Statements – May 31, 2023 (Continued) (Unaudited)

and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5 and has designated the Fund’s investment adviser as its valuation designee.

Note 11. Subsequent Events

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined there are no material events that would require disclosure in the Fund’s financial statements through this date.

OCM GOLD FUND Financial Highlights Investor Class

	Six Months Ended May 31, 2023 (Unaudited)	Year Ended Nov. 30, 2022	Year Ended Nov. 30, 2021	Year Ended Nov. 30, 2020	Year Ended Nov. 30, 2019	Year Ended Nov. 30, 2018

Per Share Operating Performance
(For a share outstanding throughout each period)

Net asset value, beginning of period	$9.35	$11.71	$11.94	$8.62	$7.05	$9.26

Income from Investment Operations:
Net investment loss[1]	(0.05)	(0.08)	(0.11)	(0.16)	(0.14)	(0.19)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.66	(2.16)	0.01	4.05	3.37	(1.36)
Net increase from payments by affiliates (Note 3)	—	—	—	— [2]	—	—
Total from investment operations	0.61	(2.24)	(0.10)	3.89	3.23	(1.55)

Less Distributions:
Dividends from net investment income	—	—	(0.08)	—	—	—
Distribution from net realized gains	— [2]	(0.12)	(0.05)	(0.57)	(1.66)	(0.66)
Total distributions	— [2]	(0.12)	(0.13)	(0.57)	(1.66)	(0.66)

Redemption fee proceeds	— [2]	— [2]	— [2]	— [2]	— [2]	— [2]

Net asset value, end of period	$9.96	$9.35	$11.71	$11.94	$8.62	$7.05

Total return*	6.58%[3]	(19.25)%	(0.95)%	48.15%	56.65%	(18.24)%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$12,257	$11,747	$17,024	$18,343	$22,467	$17,146
Ratio of expenses to average net assets	2.37%[4]	2.32%	2.19%	2.29%	2.91%	2.93%
Ratio of net investment loss to average net assets	(0.92)%[4]	(0.80)%	(0.89)%	(1.53)%	(1.89)%	(2.27)%
Portfolio turnover rate	—%[3]	9%	11%	1%	18%	6%

*	Assumes no sales charge

[1]	Based on average shares method.

[2]	Amount represents less than $0.01 per share.

[3]	Not annualized.

[4]	Annualized.

See notes to financial statements.

OCM GOLD FUND Financial Highlights Atlas Class

	Six Months Ended May 31, 2023 (Unaudited)	Year Ended Nov. 30, 2022	Year Ended Nov. 30, 2021	Year Ended Nov. 30, 2020	Year Ended Nov. 30, 2019	Year Ended Nov. 30, 2018

Per Share Operating Performance
(For a share outstanding throughout each period)

Net asset value, beginning of period	$10.62	$13.21	$13.46	$9.57	$7.58	$9.86

Income from Investment Operations:
Net investment loss[1]	(0.02)	(0.04)	(0.05)	(0.13)	(0.11)	(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.74	(2.44)	—	4.54	3.71	(1.47)
Net increase from payments by affiliates (Note 3)	—	—	—	— [2]	—	—
Total from investment operations	0.72	(2.48)	(0.05)	4.41	3.60	(1.62)

Less Distributions:
Dividends from net investment income	—	—	(0.16)	—	—	—
Distribution from net realized gains	— [2]	(0.12)	(0.05)	(0.57)	(1.66)	(0.66)
Total distributions	— [2]	(0.12)	(0.21)	(0.57)	(1.66)	(0.66)

Redemption fee proceeds	— [2]	0.01	0.01	0.05	0.05	— [2]

Net asset value, end of period	$11.34	$10.62	$13.21	$13.46	$9.57	$7.58

Total return	6.83%[3]	(18.80)%	(0.42)%	49.40%	58.54%[4]	(17.81)%[4]

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$42,919	$41,679	$51,390	$55,603	$12,507	$6,624
Ratio of expenses to average net assets	1.87%[5]	1.82%	1.69%	1.79%	2.38%	2.31%
Ratio of net investment loss to average net assets	(0.42)%[5]	(0.30)%	(0.39)%	(1.03)%	(1.36)%	(1.65)%
Portfolio turnover rate	—%[3]	9%	11%	1%	18%	6%

[1]	Based on average shares method.

[2]	Amount represents less than $0.01 per share.

[3]	Not annualized.

[4]	Total returns would have been higher/lower had expenses not been waived/recovered by the Adviser.

[5]	Annualized.

See notes to financial statements.

OCM GOLD FUND Expense Example – For the Six Months Ended May 31, 2023 (Unaudited)

As a shareholder of the OCM Gold Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2022 to May 31, 2023 (the “period”).

Actual Expenses

The row titled “Actual” in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate line for your share class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the periods.

Hypothetical Example for Comparison Purposes

The row titled “Hypothetical” in the table below provides information about hypothetical account values and hypothetical expenses based on each class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the classes of the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OCM GOLD FUND Expense Example – For the Six Months Ended May 31, 2023 (Continued) (Unaudited)

Expenses Paid During the Period

	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During the Period Ended May 31, 2023*
Investor Class
Actual	$ 1,000.00	$ 1,065.80	$ 12.19
Hypothetical (5% return before expenses)	1,000.00	1,013.13	11.88
Atlas Class
Actual	1,000.00	1,068.30	9.63
Hypothetical (5% return before expenses)	1,000.00	1,015.62	9.38

*

Expenses are equal to the Investor Class’ and Atlas Class’ annualized expense ratios of 2.37% and 1.87%, respectively, for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OCM GOLD FUND Other Information (Unaudited)

Investments by Sector – As of May 31, 2023
As a Percentage of Total Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at http://www.sec.gov.

A description of the Fund’s proxy voting policies and procedures and a record of the Fund’s proxy votes for the year ended June 30, 2022 are available without charge, upon request by calling toll free 1-800-779-4681 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting policies and procedures are also available on the Fund’s website at http://www.ocmgoldfund.com.

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OCM Gold Fund
Distributed by:

Northern Lights Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

3228-NLD-07/21/2023

(b) The Registrant did not disseminate any information to shareholders specified by paragraph (c)(3) of Rule 30e-3 under the Act (17 CFR 270.30e-3).

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

(a)	Not applicable to semi-annual reports.
(b)	Not applicable.

Item 6. Schedule of Investments

(a)	The schedules of investments in securities in unaffiliated issuers are included as part of the reports to shareholders filed under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders

As of the end of the period covered by this report, the registrant had not adopted any procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The registrant's certifying officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940 (the "Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics – Not applicable.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(a)(4) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCM Mutual Fund

By:	/s/ Gregory M. Orrell
Gregory M. Orrell
President

Date: August 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Steven Orrell
Steven Orrell
Secretary and Treasurer

Date: August 1, 2023